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                                                                   EXHIBIT 10.18


May 21, 1999

Advanced Lighting Technologies, Inc.
32000 Aurora Road
Solon, Ohio 44139

Ballastronix Incorporated
10 Chandler Road
P. O. Box 250
Amherst, Nova Scotia BH4 3Z2

Canadian Lighting Systems Holding, Incorporated
10 Chandler Road
P. O. Box 250
Amherst, Nova Scotia BH4 3Z2

Parry Power Systems Limited
Victoria Mills Draycott
Derby DE72 3PW
England

Venture Lighting Europe Ltd.
Victoria Mills Draycott
Derby DE72 3PW
England

Gentlemen:

         Contemporaneously herewith, Advanced Lighting Technologies, Inc. and certain of its foreign subsidiaries (collectively, "Borrower") are entering into a Credit Agreement (the "Credit Agreement") with PNC Bank, National Association ("PNC"), as a bank and as agent for the banks to become parties to the Credit Agreement, pursuant to which the banks are establishing revolving credits and a term loan in the aggregate principal amount of $75,000,000 (the "Facilities").

         Borrower has requested PNC to provide Borrower with an underwritten commitment for the entire amount of the Facilities under circumstances in which it is contemplated that following the date on which the Credit Agreement shall have become effective (the "Closing Date"), PNC would act as agent bank for the Facilities and also act as syndication agent on behalf of Borrower in arranging commitments of other lenders. PNC's targeted participation in the Facilities is $25,000,000, although PNC has no obligation or commitment to hold precisely this amount.
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         PNC is willing to provide the entire principal amount of the Facilities upon the terms and subject to the conditions set forth or referred to in this letter and otherwise in accordance with the Credit Agreement. While PNC's commitment under the Credit Agreement is not contingent on syndication, the syndication of the indicated portion of PNC's commitment is an integral part of this transaction for both PNC and Borrower. PNC, together with PNC Capital Markets, Inc. (hereinafter collectively referred to as "PNC"), intends to arrange a syndicate of lenders (the "Lenders") selected by PNC in its sole discretion, but in consultation with Borrower.

         Borrower will take all such action as PNC may reasonably request to assist it in forming a syndicate. Such assistance shall include (a) providing PNC, promptly upon request, with all information that is available to Borrower and deemed necessary by PNC, including information and projections prepared by Borrower or its advisors, and direct contact between Borrower's senior officers and representatives on the one hand, and the proposed Lenders on the other hand, at times and places as PNC may reasonably request, and (b) assisting PNC, upon request, in the preparation of a confidential information memorandum and other marketing materials to be used in connection with the syndication.

         It is possible that (due to market factors associated with the transaction, the interest rate margins, the amount of facility or closing fees, the financial condition of Borrower or unforseen circumstances) PNC may have difficulty syndicating the Facilities. In such event PNC shall be entitled, in its sole discretion, after consultation with Borrower, to change the pricing, structure and terms, or any thereof, of the Facilities, or any of the loan documents executed in connection therewith; provided that PNC agrees not to require any change in the Total Commitment Amount, as defined in the Credit Agreement.

         Borrower agrees to reimburse PNC from time to time for all reasonable out-of-pocket expenses (including professional fees, expenses, disbursements and other charges of counsel for PNC) incurred in connection with the syndication. It is expressly intended that the provisions set forth in this letter shall survive execution of the Credit Agreement and Loan Documents, as defined in the Credit Agreement. This letter shall be deemed to be a Related Writing, as defined in the Credit Agreement. This letter shall be construed in accordance with Ohio law, without regard to conflicts of law provisions.

         If the foregoing correctly sets forth the agreement of the parties hereto, please indicate your acceptance of the terms hereof by signing in the appropriate space below. This letter may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


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         JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO
HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARTIES, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


PNC BANK, NATIONAL ASSOCIATION                       PNC CAPITAL MARKETS, INC.

By: /s/ Douglas K. Winget                     By: /s/ Jeffery M. Doherty
   ---------------------------------             -------------------------------
Title: Vice President                         Title: Marketing Director
      ------------------------------                ----------------------------

Each of the undersigned hereby agree, as of the date set forth above, to the terms set forth herein and agree to be bound thereby:

ADVANCED LIGHTING TECHNOLOGIES, INC.


By: /s/ Nicholas R. Sucic
   ----------------------------------
Title: Treasurer
      -------------------------------
BALLASTRONIX INCORPORATED

By: /s/ R.G. Douglas Oulton
   ----------------------------------
Title: Assistant Secretary
      -------------------------------

CANADIAN LIGHTING SYSTEMS HOLDING INCORPORATED

By: /s/ R.G. Douglas Oulton
   ----------------------------------
Title: Secretary
      -------------------------------

PARRY POWER SYSTEMS LIMITED

By: /s/ Nadina S. Wallis
   ----------------------------------
Title: Director
      -------------------------------

VENTURE LIGHTING EUROPE LTD.

By: /s/ W. Ian Wilkinson
   ----------------------------------
Title: Director
      -------------------------------